SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2011
HFF, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33280 (Commission File Number)	51-0610340 (I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 600
Pittsburgh, Pennsylvania 15219
(412) 281-8714
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s
Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX

Item 1.01	Entry into a Material Definitive Agreement
Adoption of Amended and Restated Profit Participation Bonus Plans of Holliday Fenoglio Fowler, L.P. and HFF Securities L.P.
On January 17, 2011, following the approval of the board of directors of HFF, Inc. (the “Company”), Holliday Fenoglio Fowler, L.P. (“HFF LP”) and HFF Securities L.P. (“HFF Securities” and together with HFF LP, the “Operating Partnerships”), each an operating partnership of the Company, adopted the Holliday Fenoglio Fowler, L.P. Amended and Restated Profit Participation Bonus Plan and the HFF Securities L.P. Amended and Restated Profit Participation Bonus Plan (each an “Amended Profit Participation Bonus Plan”), respectively. The terms and conditions of each Amended Profit Participation Bonus Plan are substantially similar to those previously in effect, except that each Amended Profit Participation Bonus Plan now provides that the board of directors of the Company, or any appropriate committee thereof, may elect to pay up to one-third of the profit participation bonuses payable under the Amended Profit Participation Bonus Plans in the form of equity-based awards pursuant to the HFF, Inc. 2006 Omnibus Incentive Compensation Plan (or any other compensation plan adopted by the Company under which equity securities of the Company are authorized).
The foregoing description of each Amended Profit Participation Bonus Plan is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Holliday Fenoglio Fowler, L.P. Amended and Restated Profit Participation Bonus Plan and the HFF Securities L.P. Amended and Restated Profit Participation Bonus Plan, copies of which are filed as Exhibits 10.1 and 10.2 of this report, respectively, and are incorporated herein by reference.
Adoption of HFF, Inc. Firm Profit Participation Bonus Plan
On January 17, 2011, the Company adopted the HFF, Inc. Firm Profit Participation Bonus Plan (the “Firm Profit Participation Bonus Plan”). The purpose of the Firm Profit Participation Bonus Plan is to encourage and reward firm-wide collaboration and broad stewardship and to promote the financial success of the Company and the Operating Partnerships.
Firm Profit Pool Calculation. For each calendar year, if the Company achieves a 17.5% or greater Adjusted Operating Income Margin, a bonus pool will be funded by a percentage of the Company’s Adjusted Operating Income beyond predefined Adjusted Operating Income Margin thresholds. The bonus pool will be equal to the sum of:
•	15% of the Adjusted Operating Income, if any, greater than that required to reach a 17.5% Adjusted Operating Income Margin but less that that required to reach an Adjusted Operating Income Margin of 20.0%, plus

•	17.5% of the Adjusted Operating Income, if any, greater than that required to reach a 20.0% Adjusted Operating Income Margin but less that that required to reach an Adjusted Operating Income Margin of 22.5%, plus

•	20% of the Adjusted Operating Income, if any, greater than that required to reach a 22.5% Adjusted Operating Income Margin but less that that required to reach an Adjusted Operating Income Margin of 25.0%, plus

•	22.5% of the Adjusted Operating Income, if any, greater than that required to reach a 25.0% Adjusted Operating Income Margin but less that that required to reach an Adjusted Operating Income Margin of 27.5%, plus

•	25.0% of the Adjusted Operating Income, if any, greater than that required to reach a 27.5% Adjusted Operating Income Margin.

For purposes of the Firm Profit Participation Bonus Plan, “Adjusted Operating Income” means the Company’s net operating income adjusted for interest income and expense and other income (including, without limitation, that relating to the sale of servicing rights, securitization profits under the Company’s Freddie Mac Program Plus Seller Servicer line of business and trading profits under the Company’s arrangements regarding Federal National Mortgage Association loans), all as determined in accordance with U.S. generally accepted accounting principles (“GAAP”). For purposes of the Firm Profit Participation Bonus Plan, “Adjusted Operating Income Margin” means Adjusted Operating Income as a percentage of the Company’s revenue, all as determined in accordance with GAAP.
Allocation of Bonus Pool. Members of the Executive and Leadership Committees (or any similar committees established in the future) established by the Company, the Operating Partnerships or any other affiliate of the Company are eligible to participate in and receive a bonus payment under the Firm Profit Participation Bonus Plan (a “Profit Participation Bonus”) with respect to services performed during the calendar year. The Company’s chief executive officer, John H. Pelusi, Jr., and two of the Company’s directors, Mark D. Gibson and Joe B. Thornton, Jr., are members of the Executive Committee and are eligible for Profit Participation Bonuses. The Company’s chief financial officer, Gregory R. Conley, the Company’s chief operating officer, Nancy O. Goodson, and one of the Company’s directors, John P. Fowler, are ad hoc members of the Executive Committee and are also eligible for such bonuses.
Payment of Profit Participation. Subject to any applicable federal, state, local or other withholding taxes, Profit Participation Bonuses will be paid within 30 days of the date on which the bonus pool is calculated by the Company’s chief financial officer or his or her designee. The board of directors of the Company, or an appropriate committee thereof, may elect to pay up to two-thirds of the Profit Participation Bonuses payable under the Firm Profit Participation Bonus Plan in the form of equity-based awards pursuant to the HFF, Inc. 2006 Omnibus Incentive Compensation Plan (or any other compensation plan adopted by the Company under which equity securities of the Company are authorized).
Administration. The Firm Profit Participation Bonus Plan will be administered by the chief executive officer of the Company, provided that any Profit Participation Bonuses to be paid to any executive officers of the Company must be approved in advance by the board of directors of the Company or an appropriate committee thereof. Any action of the chief executive officer in administering the Firm Profit Participation Bonus Plan will be final, conclusive and binding on all persons. Subject to the provisions of the Firm Profit Participation Bonus Plan, the chief executive officer has the authority to:
•	determine the effect upon the Firm Profit Participation Bonus Plan and the Profit Participation Bonuses, if any, of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event;

•	construe and interpret the Firm Profit Participation Bonus Plan and to make all other determinations, including determinations as to the eligibility of any employee, as he or she may deem necessary or advisable for the administration of the Firm Profit Participation Bonus Plan;

•	correct any defect or supply any omission or reconcile any inconsistency in the Firm Profit Participation Bonus Plan;

•	adopt, amend and rescind such rules and regulations as, in his or her opinion, may be advisable in the administration of the Firm Profit Participation Bonus Plan;

•	require any person to furnish such reasonable information as requested for the purpose of the proper administration of the Firm Profit Participation Bonus Plan as a condition to receiving any benefits under the Firm Profit Participation Bonus Plan; and

•	prepare and distribute information explaining the Firm Profit Participation Bonus Plan to employees.

The Company will indemnify and hold harmless the chief executive officer, each of its directors, officers, employees, affiliates and/or agents and the chief financial officer (or his or her designee) from any liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the chief executive officer’s or chief financial officer’s duties under the Firm Profit Participation Bonus Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
Amendment or Termination of Plan. The Firm Profit Participation Bonus Plan may only be amended or terminated through a writing executed by the Company’s board of directors or any appropriate committee thereof.
The foregoing description of the Firm Profit Participation Bonus Plan is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the HFF, Inc. Firm Profit Participation Bonus Plan, a copy of which is filed as Exhibit 10.3 of this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Holliday Fenoglio Fowler, L.P. Amended and Restated Profit Participation Bonus Plan, adopted January 17, 2011.
10.2	HFF Securities L.P. Amended and Restated Profit Participation Bonus Plan, adopted January 17, 2011.
10.3	HFF, Inc. Firm Profit Participation Bonus Plan, adopted January 17, 2011.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.
Dated: January 21, 2011	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Holliday Fenoglio Fowler, L.P. Amended and Restated Profit Participation Bonus Plan, adopted January 17, 2011.
10.2	HFF Securities L.P. Amended and Restated Profit Participation Bonus Plan, adopted January 17, 2011.
10.3	HFF, Inc. Firm Profit Participation Bonus Plan, adopted January 17, 2011.